Execution Version
REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT, dated as of April 29, 2024 (the “Agreement”), is entered into by and between Blend Labs, Inc., a Delaware corporation (the “Company”) and Haveli Brooks Aggregator, L.P. (the “Investor”, and together with its successor any other party that may become a party hereto pursuant to Section 9(c), collectively the “Stockholders”, and each individually a “Stockholder”).
RECITALS
WHEREAS, the Company and the Investor are parties to the Investment Agreement, dated as of April 29, 2024 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company is selling to the Investor, and the Investor is purchasing from the Company, an aggregate of 150,000 shares of the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”), which is convertible into shares of Common Stock;
WHEREAS, in connection with and as consideration for entering into the above purchase of the Series A Preferred Stock pursuant to the Investment Agreement, the Company is issuing to Investor in accordance with the Investment Agreement a Warrant to Purchase Common Stock by and between the Company and the Investor dated as of April 29, 2024 (the “Warrant”), giving the Investor the right to acquire up to 11,111,112 shares of Class A Common Stock, on such terms and subject to such conditions as set forth in the Warrant; and
WHEREAS, as a condition to the obligations of the Company and the Investor under the Investment Agreement, the Company and the Investor are entering into this Agreement for the purpose of granting certain registration and other rights to the Stockholders.
NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:
AGREEMENT
1.Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:
“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company (after consultation with external legal counsel): (i) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such registration statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including its correlative meanings, “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
“as converted basis” means with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Series A Preferred Stock (at the Conversion Rate in effect on such date as set forth in the Certificate of Designations) and all shares of Common Stock issuable upon exercise of the Warrant are assumed to be outstanding as of such date.
“Business Day” or “business day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.
“Certificate of Designations” means the Certificate of Designations setting forth voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock, dated as of the date hereof.
“Charitable Gifting Event” means any transfer by a Holder, or any subsequent transfer by such Holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization made in connection with sales of Registrable Securities by a Holder pursuant to an effective registration statement.
“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.
“Common Stock” means all shares currently or hereafter existing of the Company’s class A common stock, par value $0.00001 per share.
“Conversion Rate” has the meaning set forth in the Certificate of Designations.
“Demand Registration Effectiveness Period” has the meaning set forth in Section 3(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority.
“Holdback Period” means the period commencing on the date of an underwriters’ request (which shall be no earlier than four (4) Business Days prior to the expected “pricing” of

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the related underwritten offering) and continuing for not more than ninety (90) calendar days after the date of the final prospectus (or final prospectus supplement if the offering is made pursuant to a shelf registration), pursuant to which such underwritten offering shall be made, or such lesser period as is required by such underwriters (which shall also apply equally to all Holders).
“Holder” means any Stockholder holding Registrable Securities.
“Lock-Up Period” has the meaning set forth in the Investment Agreement.
“NYSE” means the New York Stock Exchange.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, any other form of entity or any group comprised of two or more of the foregoing.
“Piggyback Registration Notice” has the meaning set forth in Section 2(a).
“Piggyback Registration Statement” has the meaning set forth in Section 2(a).
“Piggyback Request” has the meaning set forth in Section 2(a).
“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.
“Registrable Securities” means, as of any date of determination, any shares of Common Stock issued pursuant to the conversion of any shares of Series A Preferred Stock and any shares of Common Stock issued upon exercise of the Warrant, and any other securities issued or issuable with respect to any such shares of Common Stock or Series A Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or other exemption from registration under the Securities Act) or, following the Fall-

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Away of Investor Board Rights (as defined in the Investment Agreement), they may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), (iii) in the case of any shares of Common Stock held by a Holder, all shares of Common Stock held by such Holder, on an as converted basis, constitute less than 1% of all outstanding shares of Common Stock and may be sold in a single day pursuant to, and in accordance with Rule 144(e)(1), (iv) they shall have ceased to be outstanding or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.
“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.
“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Trading Day” has the meaning set forth in the Certificate of Designations.
2.Piggyback Registration.
(a)Right to Include Registrable Securities. If, following the expiration of the Lock-Up Period, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock or securities convertible, exchangeable, or exercisable for Common Stock, whether or not for sale for its own account (other than pursuant to (i) a registration statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), including, without limitation, a Registration Statement in connection with a Demand Registration pursuant to Section 3(a) or a Shelf Registration Statement pursuant to Section 3(e), then the Company will, at each such time, give prompt written notice to all Holders of its intention to make such filing, and of such Holders’ rights under this Section 2 (the “Piggyback Registration Notice”), which notice shall be given to Holders, to the extent reasonably practicable, no later than five (5) Business Days prior to the filing date of the registration statement. The Piggyback Registration Notice shall offer such Holders the opportunity to include (or cause to be included) in such registration statement (each, a “Piggyback Registration Statement”) the number of shares of Registrable Securities as

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each such Holder may request. Subject to Section 2(b), the Company shall include in each Piggyback Registration Statement all Registrable Securities with respect to which the Company has received a written request from the Holder thereof for inclusion of such Registrable Securities in the Piggyback Registration Statement (each, a “Piggyback Request”) promptly following delivery of the Piggyback Notice but in any event no later than two (2) Business Days prior to the filing date of a Piggyback Registration Statement; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such proposed registration (but not from its obligation to pay the registration expenses pursuant to Section 6 hereof in connection therewith), without prejudice to the rights of the Holders to request that such registration be effected as a registration under Section 3, and without prejudice to the obligations of the Company under Section 3(e), and (ii) if such registration under this Section 2(a) involves an underwritten offering, all Holders requesting to be included in the Company’s registration pursuant to such Piggyback Registration Statement and to participate in the underwritten offering must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability, as are customary in combined primary and secondary offerings by the Company and the participating Holders. If a registration pursuant to this Section 2(a) involves an underwritten public offering, any Holder requesting to be included in such registration pursuant to a Piggyback Request may elect in writing at least two (2) Business Days prior to the effective date of the Piggyback Registration Statement or, in the case of a takedown from a Shelf Registration Statement, prior to the launch of such takedown, not to register such Holder’s Registrable Securities in connection with such registration. Except as otherwise provided in Section 3(e) with respect to a Shelf Registration Statement, the Company shall not be required to maintain the effectiveness of a Piggyback Registration Statement for a registration pursuant to this Section 2(a) beyond the earlier to occur of (i) 180 calendar days after the effective date thereof and (ii) consummation of the distribution by the Holders of the Registrable Securities included in such Piggyback Registration Statement. Any Holder who has elected to sell Registrable Securities in an offering pursuant to this Section 2 shall be permitted to withdraw from such registration by written notice to the Company (x) at any time prior to two (2) Business Days prior to the effectiveness of the Piggyback Registration Statement, or (y) if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the 10 Trading Days preceding the date on which the notice of such offering was given pursuant to this Section 2(a).
(b)Priority in Underwritten Registrations. If any of the securities to be offered or sold pursuant to the registration giving rise to rights under this Section 2 are to be sold in an underwritten offering, the Company shall use reasonable efforts to cause the managing underwriter or underwriters of any such proposed underwritten offering to permit Holders who have requested to include Registrable Securities in such offering pursuant to this Section 2 to include in such underwritten offering all Registrable Securities so requested to be included on the

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same terms and conditions as any other shares of capital stock, if any, of the Company included in the underwritten offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that are intended to be included in such offering is such as to adversely affect the success of such offering (including adversely affect the per-share offering price), then the amount of securities to be offered shall be reduced to only such number of securities that can be sold without adversely affecting the marketability of the offering as recommended by such managing underwriter or underwriters in its or their good faith opinion. Except for underwritten offerings in connection with a Demand Registration, and Shelf Underwritten Offerings, the priority for which shall be governed by Section 3(b), the securities included in an underwritten offering subject to this Section 2(b) will be allocated in the following order of priority: (i) first, the securities to be proposed to be sold by the Company for its own account, (ii) second, the Registrable Securities of the Investor, (iii) third, the Registrable Securities of the Holders other than the Investor that have submitted a Piggyback Request, allocated pro rata among such Holders on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders and (iv) fourth, for the account of any other holders of Common Stock that have requested to be included in such underwritten offering as a result of registration rights or otherwise.
3.Registration on Request.
(a)Request by the Demand Party. Subject to the following paragraphs of this Section 3(a), at any time following the expiration of the Lock-up Period and pursuant to the terms of this Agreement, each of the Investor and the Holders holding a majority of the Registrable Securities on an as converted basis shall have the right, by delivering a written notice to the Company, to require the Company to register, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities held by such Holder or Holders requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice”, any such registration, a “Demand Registration” and any such Holder or Holders, the “Demand Party”); provided, however, that the Company shall not be required to effect more than two (2) registrations in any twelve (12) month period under this Section 3(a) and (y) a Demand Notice may only be made if the sale of the Registrable Securities is reasonably expected to result in aggregate gross cash proceeds in excess of $25,000,000 (without regard to any underwriting discount or commission); provided, further, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3(a), (i) within the period as may be specified by the Company’s insider trading policy as applicable to Company employees generally for any fiscal quarter or year or any special blackout period as specified by the Company’s insider trading policy (each, a “Blackout Period”) or (ii) within a period of sixty (60) calendar days after the effective date of any other registration statement relating to any Demand Registration under this Section 3(a); provided, further, that nothing in this Section 3(a) or elsewhere herein shall be construed as limiting the frequency by which a Holder may effect a Shelf Underwritten Offering or Non-Underwritten Shelf Take-Down pursuant to Section 3(f). Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall use its reasonable best

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efforts to file a Registration Statement covering the Registrable Securities requested to be so registered pursuant to the Demand Notice as promptly as practicable and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, in each case, in accordance with this terms of this Agreement.
No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto (x) does not become effective, (y)  is not maintained effective for the entire Demand Registration Effectiveness Period, or (z) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, in which case, such requesting Holder or Holders shall be entitled to an additional Demand Registration in lieu thereof, (ii) more than 90% of the Registrable Securities requested by the Demand Party to be included in the Demand Registration are not so included pursuant to Section 3(b) or (iii) in the case of a Demand Registration for an underwritten offering, the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by such Demand Party) or otherwise waived by such Demand Party; provided that the Company’s obligation to pay the registration expenses pursuant to Section 6 hereof in connection therewith shall still apply.
As promptly as practicable and in any event within two (2) calendar days after receipt by the Company of a Demand Notice in accordance with this Section 3(a), the Company shall give written notice (the “Demand Follow-up Notice”) of such Demand Notice to all other Holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such Demand Registration all Registrable Securities with respect to which the Company received written requests for inclusion therein from the Holders of such Registrable Securities within five (5) calendar days after such Demand Follow-up Notice is given by the Company to such Holders, provided that the Company shall not provide a Demand Follow-up Notice to any other Holder or holder of the Company’s equity securities in the case of a sale of Registrable Securities by any Holder or Holders to one or several purchasers pursuant to a Shelf Underwritten Offering by means of a bought deal, a block trade or a similar transaction that is an underwritten offering (a “Block Sale”).
All requests made pursuant to this Section 3 will specify the number of Registrable Securities requested to be registered and the intended methods of disposition thereof.
The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least one hundred and eighty (180) calendar days after the effective date thereof, or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold (the “Demand Registration Effectiveness Period”); provided, however, that such period shall be extended for a period of time equal to the period any participating Holder or Holders refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.

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(b)Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Holders of such securities in writing that in its or their good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) is such as to adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriter or underwriters require a different allocation:
(i)first, to the Demand Party, until all Registrable Securities requested for registration by the Demand Party have been included in such registration;
(ii)second, to any Holders other than the Demand Party (whether pursuant to a Demand Follow-Up Notice or a Piggyback Request), allocated among such Holders pro rata on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders;
(iii)third, the securities for which inclusion in such Demand Registration, as the case may be, was requested by any other holders of Common Stock as a result of registration rights or otherwise; and
(iv)fourth, the securities for which inclusion in such Demand Registration was requested by the Company.
(c)Cancellation of a Demand Registration. Each Demand Party and the Holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to Section 3(a) shall have the right, prior to the effectiveness of the Registration Statement, to notify the Company that it or they, as the case may be, has or have determined that such Registration Statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such Registration Statement. Any Holder who has elected to sell Registrable Securities in an underwritten offering pursuant to Section 3(a) (including the Demand Party of such Demand Registration) shall be permitted to withdraw from such registration by written notice to the Company (i) at any time prior to two (2) Business Days prior to the effectiveness of the Registration Statement, or (ii) if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the ten (10) Trading Days preceding the date on which the Demand Notice of such offering was given pursuant to Section 3(a).
(d)Postponements in Requested Registrations. If the Company shall at any time furnish to the Holders a certificate signed by the Company’s chairperson of the board, Head of Blend or Head of Legal stating that the filing of a Registration Statement or conducting a Shelf Underwritten Offering or Non-Underwritten Shelf Take-Down would, in the good faith

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judgment of the board of directors of the Company (after consultation with external legal counsel), (i) require the Company to make an Adverse Disclosure, (ii) materially interfere with any material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction involving the Company or any of its subsidiaries then under consideration or (iii) be materially detrimental to the Company and its stockholders, the Company may postpone the filing (but not the preparation) of a Registration Statement or the commencement of a Shelf Underwritten Offering or Non-Underwritten Shelf Take-Down, as applicable, required by this Section 3 until such circumstance is no longer continuing but not to exceed sixty (60) days (such period, a “Postponement Period”); provided that the Company shall at all times in good faith use its commercially reasonable best efforts to cause any Registration Statement required by this Section 3 to be filed as soon as possible or any Shelf Underwritten Offering or Non-Underwritten Shelf Take-Down to be conducted as soon as possible, as applicable; provided, further, that the Company shall not be permitted to commence a Postponement Period pursuant to this Section 3(d) more than once in any 180-day period. The Company shall promptly give the Holder or Holders requesting registration thereof or that delivered a Take-Down Notice, as applicable, pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence.
(e)Shelf Registration Statement.
(i)Subject to the other appliable provisions of this Agreement, if requested in writing by the Investor or by the Holders holding a majority of the Registrable Securities on an as converted basis prior to the 20th Business Day prior to the expiration of the Lock-up Period, the Company shall file with the SEC a shelf Registration Statement on Form S-3 to the extent permissible (which may be in the form of a prospectus supplement to an existing Form S-3) or as otherwise provided in Section 3(e)(iii) (a “Shelf Registration Statement”) covering the sale or distribution from time to time of all Registrable Securities by the Holders thereof, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, and in accordance with any reasonable method of distribution elected by the Holders, and shall use reasonable best efforts to cause such Shelf Registration Statement to become effective no later than the expiration of the Lock-Up Period. If the Shelf Registration Statement is not effective as of the expiration of the Lock-up Period, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable thereafter. Upon filing the Shelf Registration Statement, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”). If any Shelf Registration Statement shall expire or cease to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such

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Shelf Registration Statement, or file an additional or replacement Shelf Registration Statement, and shall use its reasonable best efforts to (a) cause such additional or replacement Shelf Registration Statement to become effective under the Securities Act as promptly as reasonably practicable after the filing thereof, and (b) keep such additional or replacement Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Subject to the terms and conditions set forth in Section 3(f) and Section 3(g), the Company shall use reasonable best efforts to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Prospectus related to any Shelf Registration Statement as may be reasonably requested by the Holders or as otherwise required, until such time as all Registrable Securities that could be sold in such Shelf Registration Statement have been sold or are no longer outstanding. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.
(ii)If the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at a time when it is obligated to file a Shelf Registration Statement pursuant to this Agreement, the Company shall file an automatic shelf registration statement (as defined in Rule 405 of the Securities Act) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, that covers the Registrable Securities. The Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement that is not automatically effective or file a new Shelf Registration Statement.
(iii)To the extent that the Company becomes ineligible to use Form S-3, the Company shall file a “shelf” registration statement on Form S-1 registering the Registrable Securities for resale not later than thirty (30) calendar days after the date of such ineligibility and use its reasonable best efforts to have such Registration Statement declared effective as promptly as practicable, and upon effectiveness of such Registration Statement, the Company shall have the same obligations with respect to maintaining the effectiveness thereof, and amending and supplementing the same, as it has with respect to a Shelf Registration Statement under this Section 3(e).
(iv) If a Person entitled to the benefits of this Agreement becomes a Holder after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall as promptly as is reasonably practicable following delivery of (i) written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the Prospectus related to the Shelf Registration

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Statement with respect to its Registrable Securities and (ii) such information as is reasonably requested by the Company within two (2) Business Days of receipt of such notice as is reasonably necessary for the Company to comply with its obligations of this Section 3(e)(iv);
(a) if required and permitted by applicable law, file with the SEC a supplement to the related Prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with applicable law;
(b)if, pursuant to Section 3(e)(iv)(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and
(c)notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(e)(iv)(a).
(f)Shelf-Take Downs. At any time that a Shelf Registration Statement covering Registrable Securities pursuant to Section 2 or Section 3 is effective, any Holder or Holders may deliver a written notice to the Company (a “Take-Down Notice”) stating that such Holder or Holders intend to effect an underwritten offering (a “Shelf Underwritten Offering”) or other non-underwritten sale (a “Non-Underwritten Shelf Take-Down”) of all or part of the Registrable Securities held by such Holder or Holders and covered by the Shelf Registration Statement. Upon receipt of a Take-Down Notice the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders that have requested have their Registrable Securities included in such Shelf Underwritten Offering pursuant to Section 3(b)) or Non-Underwritten Shelf Take-Down; provided, however that the Holders may not, without the Company’s prior written consent, (i) launch a Shelf Underwritten Offering the anticipated gross cash proceeds of which shall be less than $25,000,000 (unless the Holders participating in such Shelf Underwritten Offering are proposing to sell all of their remaining Registrable Securities), (ii) launch more than two (2) Shelf Underwritten Offerings at the request of the Holders within any 365-day period or (iii) launch a Shelf Underwritten Offering within any Blackout Period. Holders shall be entitled to deliver an unlimited number of Take-Down Notices to effect a Non-Underwritten Shelf Take-Down with respect to the Registrable Securities held by such Holder, in addition to the other registration rights provided in Section 2 and this Section 3. In connection with any Shelf Underwritten Offering:
(i)the Company shall also as promptly as practicable within two (2) Business Days deliver the Take-Down Notice to all other Holders with Registrable Securities included on such Shelf Registration Statement and permit each Holder to include its

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Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the Company (who shall notify the Holder or Holders that delivered the Take-Down Notice) within two (2) Business Days after delivery of the Take-Down Notice to such Holder, provided that the Company shall not provide a Take-Down Notice to any other Holder or holder of the Company’s equity securities in the case of a Block Sale by the Holder or Holders delivering a Take-Down Notice; and
(ii)in the event that the underwriter advises the Company (who shall notify the Holder or Holders that delivered the Take-Down Notice) in its good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including an adverse effect on the per-share offering price), the underwriter may limit the number of shares which would otherwise be included in such Shelf Underwritten Offering in the same manner as described in Section 3(b) with respect to a limitation of shares to be included in a registration, the priority of allocation of Registrable Securities participating in such Shelf Underwritten Offering shall be in the order of priority and subject to the same conditions set forth in Section 3(b).
(g)Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering the investment banker(s) and manager(s) and lead investment banker(s) and manager(s) to administer the offering shall be chosen by the Investor, if the Investor is participating in the underwritten offering, or by the Holders holding a majority of the Registrable Securities on an as converted basis participating in such underwritten offering, if the Investor is not participating in the underwritten offering, subject in each case to the approval of the Company (not to be unreasonably delayed or withheld). If the offering is underwritten, the right of any Holder to include the Registrable Securities held by such Holder in such underwritten offer pursuant to this Section 3 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Demand Party, for an underwritten offer pursuant to a Demand Registration, or by the Holder or Holders delivering the Take-Down Notice, for a Shelf Underwritten Offering), and each such Holder will (together with the Company and the other Holders distributing their securities through such underwritten offering) enter into an underwriting agreement and lock-up agreement in customary form with the underwriter or underwriters selected for such underwritten offering (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)); provided that (x) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration and (y) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw prior to launching the applicable underwritten offering by written notice to the Company, the managing underwriter or underwriters and, in connection with an underwritten Demand Registration pursuant to this Section 3, the Demand Party.
4.Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities

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Act as provided in Section 2 and Section 3 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:
(a)prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any free writing prospectuses under Rule 433 under the Securities Act (each a “Free Writing Prospectus”) and including such documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including any Free Writing Prospectuses and including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the Demand Party, the Holders of a majority of the Registrable Securities covered by such Registration Statement, or their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;
(b)prepare and file with the SEC such amendments, post-effective amendments and supplements to each Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective for the period of the distribution contemplated thereby as provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the participating Holders’ intended method of distribution set forth in such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration

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Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, in each case, until such time as all of such Registrable Securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;
(c)notify each selling Holder, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement, related Prospectus, Free Writing Prospectus, amendment or supplement thereto or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or incomplete in the light of the circumstances then existing, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);
(d)use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;
(e)if requested by the managing underwriters, if any, the Demand Party with respect to the offering, or the Holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the

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managing underwriters, if any, or such Demand Party or Holders, as the case may be, may reasonably request in order to permit the intended method of distribution of such Registrable Securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;
(f)deliver to each selling Holder, its counsel, and the underwriters, if any, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of Prospectus) and each amendment, supplement or post-effective amendment thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;
(g)prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify (or exempt from such registration or qualification), or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification), of such Registrable Securities for offer and sale under such other securities or “Blue Sky” laws of such jurisdictions within the United States as any such Holder or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so required to qualify but for this paragraph (g) or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith;
(h)cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request;

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(i)use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary in light of the business or operations of the Company to enable the seller or sellers thereof or the managing underwriters, if any, to consummate the disposition of such Registrable Securities, in accordance with the intended method or methods thereof, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the selling Holder or Holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the intended method or methods thereof;
(j)upon the occurrence of any event contemplated by Section 4(c)(vi) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or incomplete in the light of the circumstances then existing, and deliver such reasonable number of copies thereof as a selling Holder or underwriter may request;
(k)prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;
(l)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement (and in connection therewith, if reasonably required by the Company’s transfer agent, the Company will cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to such transfer agent, together with any other authorizations, certificates and directions reasonably required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any legend upon sale by the Holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement);
(m)use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on the NYSE or other national securities exchange on which the Common Stock is then listed, prior to the effectiveness of such Registration Statement (or, if no Common Stock issued by the Company is then listed on any securities exchange, use its reasonable best efforts to cause such Registrable Securities to be so listed on the NYSE or NASDAQ, as determined by the Company);

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(n)enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Demand Party or the Holders of a majority of the Registrable Securities being sold in connection with any offering including Registrable Securities (including those actions reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the selling Holders and the underwriters, if any, opinions of outside counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 except as otherwise agreed by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement and (v) deliver such documents and certificates as may be reasonably requested by the Demand Party, the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, its or their counsel and/or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;
(o)make available for inspection by the selling Holder or Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holder or Holders or underwriter, at the

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offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate upon reasonable prior written notice and during regular business hours, in customary due diligence sessions in each case reasonably requested by any such Holders, underwriter(s), attorney(s) or accountant(s) in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Person or (iv) such information (A) was known to such Persons or their representatives from a source other than the Company when such source, to the knowledge of the Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Persons from a source other than the Company when such source, to the knowledge of the Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Persons or their respective representatives without the use of, or reliance on, information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;
(p)cause its officers, including its executive officers, to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows” and other customary marketing activities) taking into account the Company’s business needs;
(q)cooperate with each Holder selling Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC;
(r)otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as

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reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and
(s)cooperate with the Holders subject to the Registration Statement and with the underwriter(s) or agent participating in the distribution, if any, to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the underwritten offering if it so elects.
The Company may require each Holder as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.
If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.
Notwithstanding any provision hereof to the contrary, to the extent that any pro rata or other allocation or reduction of Registrable Securities is required pursuant to Sections 2(b), 3(b), 3(g)(ii) or any other section herein, (i) all Registrable Securities transferred by a Holder to a Charitable Organization in connection with an underwritten offering for which such pro rata or other allocation is required shall be included in the number of Registrable Securities deemed to be held by each Holder (or deemed to be included in such Holder’s request for inclusion of Registrable Securities) for purposes of calculating such Holder’s pro rata allocation or reduction in such underwritten offering and (ii) the number of Registrable Securities that a Holder is otherwise entitled to include in such underwritten offering shall be reduced by the number of Registrable Securities transferred by such Holder to a Charitable Organization in connection with such underwritten offering.

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Each Holder agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), Section 4(c)(iii), Section 4(c)(iv), Section 4(c)(v) or Section 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time any Holder is required to discontinue disposition of such securities.
5.Indemnification.
(a)Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, or as to whose Registrable Securities registration, qualification, or compliance under applicable “blue sky” or other state securities laws has been effected pursuant to this Agreement, together with such Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement and other liabilities, joint or several (or any actions in respect thereof) (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus, offering circular, or other document relating to any such document or incident to any such registration, qualification, or compliance, (including any related notification or Free Writing Prospectus) or any amendment thereof or supplement thereto or any document incorporated by reference therein, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 5(a)) will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person related to such Covered

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Person or its Affiliates (other than the Company or any of its subsidiaries, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld).
(b)Indemnification by Holder. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the participating Holder of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (without limitation of the portions of this Section 5(b)) reimburse the Company, such directors, officers and controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and stated to be specifically for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder shall be individual, not joint and several, for each Holder and; provided, further, that the liability of such Holder for any Loss shall be limited to the aggregate gross proceeds (net of any underwriting commissions and discounts, but before deducting other expenses) received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement, Prospectus, offering circular or other document containing such untrue statement (or alleged untrue statement) or omission (or alleged omission) (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities).
(c)Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnification hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks

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indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably delayed or withheld). Without the prior written consent of the Indemnified Party, the Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.
(d)Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to

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information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the net proceeds to such Holder from the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No selling Holder shall be liable for contribution under this Section 5(d), except under such circumstances as such selling Holder would have been liable for indemnification under this Section 5 if such indemnification were enforceable under applicable law.
Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.
(e)Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.
(f)Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.
(g)Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

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(h)Survival. The indemnification provided for under this Section 5 shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.
6.Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, NYSE, FINRA or the National Association of Securities Dealers, Inc. and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 4(h)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, the Demand Party or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 4(o) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and (vii) reasonable and documented fees and disbursements of one counsel for the Holders whose shares are included in a Registration Statement (which counsel shall be selected as set forth in Section 8) shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on the NYSE or such other national securities exchange on which the Common Stock is listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.
The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter (except as set forth in this Section 6 and in Section 8 or pursuant to the underwriting agreement entered into in connection with such offering), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the Holders not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6.
7.Rule 144. The Company covenants that it will use reasonable best efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Demand Party, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant

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to Rule 144), and it will take such further action as any Holder (or, if the Company is not required to file reports as provided above, any Demand Party) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specific requirements with which it did not so comply. Notwithstanding anything contained in this Section 7, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.
8.Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Section 2 or Section 3 hereof, if the Investor is participating in such registration pursuant to Section 2 or Section 3 hereof, the Investor may select one counsel to represent it and all other Holders participating in such registration, and if the Investor is not participating in such registration pursuant to Section 2 or Section 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent such Holders covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the Holders shall be entitled to select one additional counsel at the Company’s expense to represent all Holders.
9.Miscellaneous.
(a)Holdback Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any underwritten offering of the Company’s securities with respect to which the Company has complied with its obligations under Section 2 or Section 3 hereof, as applicable (whether or not such Holder is participating in such offering) upon the request of the underwriters managing any such underwritten offering, not to effect (other than pursuant to such offering) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, in each case without the prior written consent of such underwriters and subject to customary exceptions, during the Holdback Period; provided that nothing herein will prevent (i) any Holder that is a partnership or corporation from making a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, (ii) any pledge of Registrable Securities by a Holder in connection with a Permitted Loan (as defined in the Investment Agreement) or (iii) any foreclosure in connection with a Permitted Loan (as defined in the Investment Agreement) or transfer in lieu of a foreclosure thereunder, in each case that is otherwise in compliance with applicable securities laws. Notwithstanding the foregoing, any discretionary waiver or termination of this holdback provision by such underwriters with respect to any of the Holders

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shall apply to the other Holders as well, pro rata based upon the number of shares subject to such obligations.
If any registration pursuant to Section 3 of this Agreement shall be in connection with any underwritten public offering, if requested by the managing underwriter or underwriters, the Company will not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, during the Holdback Period.
(b)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of each of the Company and the Holders of a majority of the Registrable Securities on an as-converted basis; provided, however, that (x) for so long as the 33% Beneficial Ownership Requirement (as defined in the applicable Investment Agreement) is met, this Agreement may not be amended modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without Investor’s prior written consent, (y) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would subject a Holder to adverse differential treatment relative to the other Holders shall require the agreement of the differentially treated Holder, and (z) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to a specific Stockholder herein (but not to other Stockholders) shall require the agreement of that Stockholder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.
(c)Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The provisions of this Agreement which are for the benefit of the parties hereto other than the Company may be transferred or assigned to any Person in connection with a Transfer (as defined in the Investment Agreement) of Series A Preferred Stock or Common Stock issued upon conversion of the Series A Preferred Stock to such Person in a Transfer permitted by Section 5.06(b)(i) or Section 5.06(b)(iv) (for transfers approved in writing by the Board) of the Investment Agreement or to any lender under a Permitted Loan (as defined in the Investment Agreement) in connection with a Transfer permitted by Section 5.06(b)(vi) of the Investment Agreement (any such transferee or assignee, a “Permitted Transferee”); provided, however, that (i) prior written notice of such assignment of rights is given to the Company and (ii) such Permitted Transferee agrees in writing to be bound by, and subject to, this Agreement as a Holder pursuant to a written instrument in form and substance reasonably acceptable to the Company. Except as provided in Section 5 with respect to an Indemnified Party, nothing

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expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, or in respect of this Agreement or any provision herein contained.
(d)Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

if to the Company, to:

    Blend Labs, Inc.
415 Kearny Street
San Francisco, California 94108
Attention:     [ ]
Email:     [ ]
with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attn:        [ ]

Email:        [ ]

if to the Investor:
Haveli Brooks Aggregator, L.P.
c/o Haveli Investments Software Fund I, L.P.
405 Colorado Street, Suite 1600
Austin, TX 78701
Attention:    [ ]

Email:        [ ]

with a copy (which shall not constitute notice) to:

Bailey Duquette P.C.
104 Charlton Street, 1W

41453855_8

New York, NY 10014
Attention:    [ ]
Email:        [ ]

if to any other Stockholder, to such address or email address as set forth in any written joinder agreement executed by such Stockholder as contemplated by Section 9(c);
or, with respect to any party hereto, such other address or email address as such party may hereafter specify by like notice to the other parties hereto (and, to the extent applicable, Schedule I hereto will be updated to reflect any such change in address or email address specified in such notice), or as set forth in any written joinder agreement contemplated by Section 9(c). All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

(e)Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.
(f)Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.
(g)Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
(h)Governing Law; Submission to Jurisdiction. (i) This Agreement and all matters, claims or Actions (whether at law, in equity, in Contract, in tort or otherwise) based upon, arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (collectively, the “Relevant Matters”), shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.
All Actions arising out of or relating to any Relevant Matter shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State

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of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9(h) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 9(h) and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9(d) of this Agreement. The parties hereto and the parties hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason or that it or any of its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any Party hereto is entitled pursuant to any final judgment of any court having jurisdiction. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
(i)Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
(j)Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
(k)Termination. The provisions of this Agreement (other than Section 5 and Section 6) shall terminate upon the earliest to occur of (i) its termination by the written agreement of all parties hereto or their respective successors in interest, (ii) the date on which all shares of Common Stock and Series A Preferred Stock have ceased to be Registrable Securities, and (iii) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

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(l)No Inconsistent Agreements; Most Favored Nations. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with, violates or otherwise conflicts with the rights granted to the Holders in this Agreement. In the event that the Company desires to enter into any agreement with any Person, including any holder or prospective holder of any securities of the Company, giving or granting any registration (or related) rights the terms of which are more favorable than or senior to the registration or other rights granted to the Holders hereunder, then (i) the Company shall provide prior written notice thereof to the Holders and (ii) upon execution by the Company of such other agreement, the terms and conditions of this Agreement shall be, without any further action by the Holders or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holders shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such other agreement, provided that upon written notice to the Company at any time, any Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to such Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to such Holder.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.
BLEND LABS, INC.

By:    /s/ Nima Ghamsari
    Name:    Nima Ghamsari
    Title:    Head of Blend

Signature Page to Registration Rights Agreement

HAVELI BROOKS AGGREGATOR, L.P.
By: Haveli Investments Software Fund I GP, LLC

By: Whanau Interests LLC,
its sole member

By: /s/ Brian N. Sheth________________________
Name: Brian N. Sheth
Title: Managing Member

Signature Page to Registration Rights Agreement

SCHEDULE I

Stockholder Name	Address
Haveli Brooks Aggregator, L.P.
Haveli Brooks Aggregator, L.P.
c/o Haveli Investments Software Fund I, L.P.
405 Colorado Street, Suite 1600
Austin, TX 78701
Attention:    Jason Mathews
        Della Richardson
Email:    jmathews@havelii.com
    drichardson@havelii.com

with a copy (which shall not constitute notice) to:

Bailey Duquette P.C.
104 Charlton Street, 1W
New York, NY 10014
Attention:    Jeffrey Geron
Email:    jeffrey@baileyduquette.com